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Exhibit 3.47

USCD204 (Rev. 81)	PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
ARTICLES OF INCORPORATION (PREPARE IN TRIPLICATE)	☒	DOMESTIC BUSINESS CORPORATION	FEE $75.00
COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE—CORPORATION BUREAU 308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120	☐	DOMESTIC BUSINESS CORPORATION A CLOSE CORPORATION—COMPLETE BACK
	☐	DOMESTIC PROFESSIONAL CORPORATION ENTER BOARD LICENSE NO.

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2908 B) CYCAM, INC.

010 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE) 800 Washington Trust Building

012 CITY Washington	033 COUNTY Washington (63)	013 STATE Pennsylvania	064 ZIP CODE 15301

050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

        The corporation shall have unlimited power to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law, Act of May 5, 1933, P.L. 164, as amended, and for these purposes to have, possess and enjoy all the rights, benefits and privileges of said Act of Assembly.

(ATTACH 8 1/2 x 11 IF NECESSARY)

The Aggregate Number Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:
040 Number of Class of Shares 1000 Class A Common Stock	041 Stated Par Value Per Share if Any $1.00	042 Total Authorized Capital $1,000.00	031 Term of Existence Perpetual

The Name and Address of Each Incorporator, and the Number and Class of Shares, Subscribed to by each Incorporator
060 Name	061, 062 063, 064 Address (Street, City, State, Zip Code)	Number & Class of Shares

Camtex, Inc.	P.O. Box 1910, Fairmont, WV 26554	1,000 Class A Common Stock

(ATTACH 8 1/2 x 11 IF NECESSARY)

        IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 3 DAY OF FEBRUARY 1988.

CAMTEX, INC.
/s/ DONNA ARBASAK Secretary	By	/s/ RON ARBASAK President
(CORPORATE SEAL)

-FOR OFFICE USE ONLY -

030 FILED FEB 11 1988	002 CODE	003 REV BOX	SEQUENTIAL NO. 12110	100 MICROFILM NUMBER 8812 6

	REVIEWED BY	004 SICC	AMOUNT $75	001 CORPORATION NUMBER 1017213

	DATE APPROVED		INPUT BY	LOG IN	LOG IN (REFILE)

	DATE REJECTED	CERTIFY BY ☐ REV

	MAILED BY DATE	☐ L&I ☐ OTHER	VERIFIED BY	LOG OUT	LOG OUT (REFILE)

USCD 307	PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
CHANGE OF REGISTERED OFFICE	☒	DOMESTIC BUSINESS CORPORATION	FEE $40.00
COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE—CORPORATION BUREAU 308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120	☐	DOMESTIC BUSINESS CORPORATION A CLOSE CORPORATION—COMPLETE BACK
	☐	DOMESTIC PROFESSIONAL CORPORATION ENTER BOARD LICENSE NO.

1. Name of Corporation CYCAM, INC.

2. Address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Dept).
(number) (street) (city) (state) (zip code) (county) 800 Washington Trust Building, Washington, Pennsylvania 15301 Washington

3. Address to which the registered office in this Commonwealth is to be changed:
(number) (street) (city) (state) (zip code) (county) 149 Johnson Road, Houston, Pennsylvania 15342 (63) Washington

4.(Check, and if appropriate, complete one of the following:
☒ Such change was authorized by resolution duly adopted by the Board of Directors of the corporation.

☐ The procedure whereby such change was authorized was:

        IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunder affixed, this 2nd day of May, 1988.

(Corporate Seal)
CYCAM, INC. (Name of Corporation)
	BY:	/s/ RON ARBASAK Ron Arbasak (Signature)
President (Title: President, Vice-President, etc.)
ATTEST:
/s/ DONNA ARBASAK Donna Arbasak (Signature)
SECRETARY (Title: Secretary, Assistant Secretary, etc.)

-FOR OFFICE USE ONLY -

030 FILED MAY 10 1988	002 CODE	003 REV BOX	SEQUENTIAL NO.	100 MICROFILM NUMBER 8835 101

	REVIEWED BY	004 SICC	AMOUNT $40	001 CORPORATION NUMBER 1017213

	DATE APPROVED		INPUT BY	LOG IN	LOG IN (REFILE)

	DATE REJECTED	CERTIFY BY ☐ REV

	MAILED BY DATE	☐ L&I ☐ OTHER	VERIFIED BY	LOG OUT	LOG OUT (REFILE)

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  Exhibit 3.47